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                                                                  Exhibit (b)(2)

                            CDC Nvest Funds Trust III
                            Section 906 Certification

         In connection with the report on Form N-CSR for the period ended June 30, 2003 for the Registrant (the "Report"), the undersigned each hereby certifies to the best of his knowledge, pursuant to section 906 of the Sarbanes-Oxely Act of 2002, that:

         1. the Report complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as applicable; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:                                            By:
President & Chief Executive Officer            Treasurer
CDC Nvest Funds Trust III                      CDC Nvest Funds Trust III
-----------------------------------            ---------------------------------

/s/ John T. Hailer                             /s/ Nicholas H. Palmerino
-----------------------------------            ---------------------------------
John T. Hailer                                 Nicholas H. Palmerino

Date:  August 28, 2003                         Date:  August 28, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the CDC Nvest Funds Trust III, and will be retained by the CDC Nvest Funds Trust III and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.